BARON

FUNDS®

Baron WealthBuilder Fund

Supplement dated January 28, 2021 to

Statement of Additional Information dated April 30, 2020

Effective January 28, 2021, the Statement of Additional Information of Baron WealthBuilder Fund is modified as follows:

On page 18 of the SAI the following information is added for Errol Taylor, who was appointed trustee on December 1, 2020:

Name, Address & Age	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Errol Taylor(4),(5) 767 Fifth Avenue New York, NY 10153 Age: 65	Trustee	<1 year	Partner: Milbank LLP (2003-Present); Partner and Member Executive Committee (1987-2003); Senior Research Associate: Bristol-Myers Squibb Company (1977-1987). Trustee: Baron Investment Funds Trust and Baron Select Funds (11/2020-Present).	17	Trustee: New York Law School (2014-Present); Trustee: Clark Atlanta University (2017-Present).

(4)	Members of the Nominating Committee.
(5)	Members of the Independent Trustees Committee.

On page 19 of the SAI, the first sentence of the first full paragraph is deleted in its entirety and replaced with: “Each Trustee, except for Anita Rosenberg, who was appointed as a Trustee in May of 2013, Thomas J. Folliard, who was appointed as Trustee in August of 2017, Abraham (Avi) Nachmany and Marvelle Sullivan, who were appointed as Trustees in May of 2020, and Errol Taylor, who was appointed as Trustee in December of 2020, has been a Board member of the Trust and other Baron mutual funds for at least 15 years.”

On page 21 of the SAI, the following paragraph is added for Mr. Taylor: “Errol Taylor – Mr. Taylor has been a Trustee of the Trust and the Board of mutual funds of the Baron Investment Funds Trust since December of 2020. Mr. Taylor is a former Partner of Milbank LLP and an adjunct professor at New York Law School. Prior to joining Milbank LLP, Mr. Taylor was a Partner and Executive Committee Member at Fitzpatrick, Cella, Harper & Scinto from 1987 to 2003. From 1977 to 1987, Mr. Taylor was a Senior Research Associate at Bristol-Myers Squibb Company.”

On page 21, the Trustee compensation table is revised to add the following row:

The Trustees of the Funds received the following compensation from the Funds for the fiscal year ended December 31, 2019 and from the Fund Complex for the calendar year ended December 31, 2019:

Name	Aggregate Compensation From the Funds	Pension or Retirement Benefits Accrued As Part of Funds Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex Paid to Trustees
Errol Taylor*	N/A	N/A	N/A	N/A

*	Errol Taylor was appointed Trustee in December of 2020.

This information supplements the Statement of Additional Information dated April 30, 2020. This Supplement and the Statement of Additional Information constitute a current statement of additional information. To request a copy of the Prospectus and Statement of Additional Information, please call 1-800-992-2766 or visit our website at www.BaronFunds.com.

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